                                                                    EXHIBIT 99.3

                            [HEALTHCARE REALTY LOGO]

                            Supplemental Data Report

                        Three Months Ended June 30, 2003

     Dollars in thousands, except per share data, unless otherwise disclosed

                           Updated as of July 24, 2003

1)    RECONCILIATION OF FUNDS FROM OPERATIONS (1) - UNAUDITED


                                                                 FOR THE THREE MONTHS              FOR THE SIX MONTHS
                                                                     ENDED JUNE 30,                   ENDED JUNE 30,
                                                              ----------------------------      ----------------------------
                                                                 2003             2002             2003             2002
                                                              -----------     ------------      -----------     ------------
NET INCOME (2)                                                $    17,634     $     22,255      $    36,203     $     42,103

        NET (GAIN)/LOSS ON SALE OF REAL ESTATE PROPERTIES             208           (2,959)             208           (2,630)

        PREFERRED STOCK DIVIDEND                                        0           (1,664)               0           (3,328)

        REAL ESTATE DEPRECIATION                                   10,341           10,072           20,319           20,317
                                                              -----------     ------------      -----------     ------------

        TOTAL ADJUSTMENTS                                          10,549            5,449           20,527           14,359
                                                              -----------     ------------      -----------     ------------

FUNDS FROM OPERATIONS - BASIC AND DILUTED                     $    28,183     $     27,704      $    56,730     $     56,462
                                                              ===========     ============      ===========     ============

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                $      0.69     $       0.68      $      1.39     $       1.39
                                                              ===========     ============      ===========     ============

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED              $      0.68     $       0.67      $      1.36     $       1.36
                                                              ===========     ============      ===========     ============

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                  40,905,717       40,652,146       40,864,745       40,561,412
                                                              ===========     ============      ===========     ============

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                41,635,351       41,512,283       41,610,718       41,456,693
                                                              ===========     ============      ===========     ============

(1) Funds From Operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). Beginning with the first quarter of 2003, the Company calculated and reported FFO and FFO per share in accordance with NAREIT's April 2002 White Paper. NAREIT defines FFO as "The most commonly accepted and reported measure of REIT operating performance equal to a REIT's net income, excluding gains or losses from sales of property and adding back real estate depreciation."

      The Company considers FFO to be an informative measure of REIT performance commonly used in the REIT industry. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) Net income includes non-cash deferred compensation of $686 and $842, respectively, for the three months ended June 30, 2003 and 2002, and $1.4 million and $1.5 million, respectively, for the six months ended June 30, 2003 and 2002.

--------------------------------------------------------------------------------
      Quarterly Supplemental Data Report is also available on the Company's website -- www.healthcarerealty.com
                        Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
--------------------------------------------------------------------------------

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                    PAGE 1 OF 13

2)    CONSOLIDATED BALANCE SHEETS

ASSETS                                                                   (Unaudited)          (1)
                                                                        JUNE 30, 2003    DEC. 31, 2002
                                                                        -------------    -------------
Real estate properties (2):
   Land                                                                  $   141,916      $   135,791
   Buildings and improvements                                              1,368,642        1,332,872
   Personal property                                                           9,112            5,730
   Construction in progress                                                    6,677           10,546
                                                                         -----------      -----------
                                                                           1,526,347        1,484,939
   Less accumulated depreciation                                            (212,487)        (192,293)
                                                                         -----------      -----------
      Total real estate properties, net                                    1,313,860        1,292,646

Cash and cash equivalents                                                      4,267              402

Mortgage notes receivable                                                     86,063          102,792

Other assets, net                                                             77,689           93,706
                                                                         -----------      -----------

Total assets                                                             $ 1,481,879      $ 1,489,546
                                                                         ===========      ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
   Notes and bonds payable                                               $   558,523      $   545,063

   Accounts payable and accrued liabilities                                   16,005           24,960

   Other liabilities                                                          12,127           11,324
                                                                         -----------      -----------

Total liabilities                                                            586,655          581,347
                                                                         -----------      -----------

Commitments and contingencies                                                      0                0

Stockholders' equity:
   Preferred stock, $.01 par value; 50,000,000 shares authorized;
      issued and outstanding, none                                                 0                0
   Common stock, $.01 par value; 150,000,000 shares authorized;
      issued and outstanding, 2003 -- 42,041,430; 2002 -- 41,823,564             420              418

   Additional paid-in capital                                              1,030,240        1,024,467

   Deferred compensation                                                     (19,737)         (16,251)

   Cumulative net income                                                     481,355          445,152

   Cumulative dividends                                                     (597,054)        (545,587)
                                                                         -----------      -----------

Total stockholders' equity                                                   895,224          908,199
                                                                         -----------      -----------

Total liabilities and stockholders' equity                               $ 1,481,879      $ 1,489,546
                                                                         ===========      ===========


(1) The balance sheet at December 31, 2002 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2) Total weighted average depreciable life is 34.5 years. (see schedule 5)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                    PAGE 2 OF 13

3)    CONSOLIDATED STATEMENTS OF INCOME

                                                               FOR THE THREE MONTHS               FOR THE SIX MONTHS
                                                                   ENDED JUNE 30,                    ENDED JUNE 30,
                                                           -----------------------------     -----------------------------
                                                               2003             2002             2003             2002
                                                           -----------------------------     -----------------------------
                                                           (Unaudited)       (Unaudited)     (Unaudited)       (Unaudited)
REVENUES
     Master lease rental income                            $     23,521      $    24,683     $     46,427      $    49,579
     Property operating income                                   21,385           18,909           41,193           38,001
     Straight line rent                                             606               50            1,271            1,231
     Mortgage interest income                                     2,286            3,538            4,967            7,322
     Interest and other income                                      762            1,130            2,342            1,830
                                                           -----------------------------     -----------------------------
                                                                 48,560           48,310           96,200           97,963

EXPENSES
     General and administrative                                   2,865            2,726            5,534            5,234
     Property operating expenses                                  8,640            7,399           16,304           14,862
     Interest                                                     8,565            8,499           17,010           17,438
     Depreciation                                                10,635           10,357           20,914           20,880
     Amortization                                                    13               33               27               76
                                                           -----------------------------     -----------------------------
                                                                 30,718           29,014           59,789           58,490
                                                           -----------------------------     -----------------------------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF
REAL ESTATE PROPERTIES                                           17,842           19,296           36,411           39,473

     Net gain (loss) on sale of real estate properties             (208)           2,959             (208)           2,630
                                                           -----------------------------     -----------------------------

NET INCOME                                                 $     17,634      $    22,255     $     36,203      $    42,103
                                                           =============================     =============================

NET INCOME PER COMMON SHARE - BASIC                        $       0.43      $      0.51     $       0.89      $      0.96
                                                           =============================     =============================

NET INCOME PER COMMON SHARE - DILUTED                      $       0.42      $      0.50     $       0.87      $      0.94
                                                           =============================     =============================

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                40,905,717       40,652,146       40,864,745       40,561,412
                                                           =============================     =============================

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED              41,635,351       41,512,283       41,610,718       41,456,693
                                                           =============================     =============================


      NOTE: The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

           RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)

                                                             FOR THE THREE MONTHS         FOR THE SIX MONTHS
                                                                 ENDED JUNE 30,             ENDED JUNE 30,
                                                            ----------------------      ----------------------
                                                              2003          2002          2003          2002
                                                            ----------------------      ----------------------
      NET INCOME                                            $ 17,634      $ 22,255      $ 36,203      $ 42,103

      DEPRECIATION AND AMORTIZATION (1)                       10,648        10,390        20,941        20,956
      DEPRECIATION AND AMORTIZATION (2)                       (8,949)       (7,937)      (17,546)      (16,255)
      GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS           29           573            31         1,157
      STRAIGHT LINE RENT                                        (606)          (50)       (1,271)       (1,231)
      OTHER                                                   (2,841)          429        (1,868)       (1,074)
                                                            ----------------------      ----------------------
                                                              (1,719)        3,405           287         3,553
                                                            ----------------------      ----------------------

      TAXABLE INCOME (3)                                    $ 15,915      $ 25,660      $ 36,490      $ 45,656
                                                            ======================      ======================

      (1) Per Statement of Income
      (2) Tax basis
      (3) Before REIT dividend paid deduction

      NOTE: The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                    PAGE 3 OF 13

4)    INVESTMENT PROGRESSION

      A)    CONSTRUCTION IN PROGRESS

                                                                          FOR THE THREE                     FOR THE SIX
                                                            NUMBER OF      MONTHS ENDED      NUMBER OF     MONTHS ENDED
                                                           PROPERTIES        06/30/03       PROPERTIES       06/30/03
                                                           ----------------------------     ---------------------------
      Balance at beginning of period                             3        $      11,315           3        $     10,546

      Fundings on projects in existence at
        the beginning of the period                              0                2,486           0               3,255

      New Projects started during the period                     1                3,029           1               3,029

      Completions                                               (2)             (10,153)         (2)            (10,153)

                                                           ----------------------------     ---------------------------
      Balance at end of period                                   2        $       6,677           2        $      6,677
                                                           ============================     ===========================

      B)    REAL ESTATE PROPERTIES

                                                                          FOR THE THREE                     FOR THE SIX
                                                            NUMBER OF      MONTHS ENDED      NUMBER OF     MONTHS ENDED
                                                           PROPERTIES        06/30/03       PROPERTIES       06/30/03
                                                           ----------------------------     ---------------------------
      Balance at beginning of period                           198        $   1,499,274            195     $  1,474,393

      Acquisitions (1)                                           2                9,197              5           31,773

      Additions/Improvements                                     0                4,586              0            6,891

      Completions (CIP)                                          2               10,153              2           10,153

      Sales (1)                                                 (1)              (3,540)            (1)          (3,540)

                                                           ----------------------------     ---------------------------
      Balance at end of period                                  201       $   1,519,670            201     $  1,519,670
                                                           ============================     ===========================

      C)    MORTGAGE NOTES RECEIVABLE

                                                                          FOR THE THREE                     FOR THE SIX
                                                            NUMBER OF      MONTHS ENDED      NUMBER OF     MONTHS ENDED
                                                           PROPERTIES        06/30/03       PROPERTIES       06/30/03
                                                           ----------------------------     ---------------------------
      Balance at beginning of period                            18        $      90,425             23     $    102,792

      Funding of Mortgages (1)                                   2               22,527              2           22,527

      Repayments (1)                                            (5)             (26,540)           (10)         (38,620)

      Amortization                                               0                 (151)             0             (250)

      Scheduled Principal Payments                               0                 (198)             0             (386)

                                                           ----------------------------     ---------------------------
      Balance at end of period                                  15        $      86,063             15     $     86,063
                                                           ============================     ===========================


(1) During the second quarter of 2003, the Company acquired two skilled nursing facilities in Michigan totaling $9.1 million and sold an assisted living facility in Tennessee for $3.8 million. Mortgage notes receivable were repaid on two assisted living facilities in Ohio and California totaling $9.3 million, on one acute care hospital in California for $7.6 million and on two skilled nursing facilities in Michigan and Ohio totaling $ 9.7 million. Additionally, two new mortgages were acquired on independent living facilities in Florida totaling $22.5 million.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                    PAGE 4 OF 13

5)    INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                              OUTPATIENT FACILITIES                              INPATIENT FACILITIES
                 --------------------------------------------------  ---------------------------------------------
                  Ancill-               Comp.                Other                         In-    Indep-    Other
                   ary                 Ambu-                 Out-    Assisted  Skilled  patient  endent     In-
                 Hospital              latory    Medical   patient    Living   Nursing   Rehab   Living   patient
                  Facil-   Physician    Care     Office    Facili-   Facili-   Facili-  Facili-  Facili-  Facili-              % of
                   -ties    Clinics   Centers   Buildings  ties (1)    ties     ties     ties     ties    ties (2)   Total     Total
                 --------------------------------------------------  ---------------------------------------------------------------
OPERATING
PROPERTIES
 1 Arizona       $  3,612             $ 13,484                                                                      $ 17,096   1.06%
 2 California      48,334               32,450                                                                        80,784   5.01%
 3 Florida         30,986  $  22,362    55,361  $   8,488                                                            117,197   7.27%
 4 Georgia          6,972                                                                                              6,972   0.43%
 5 Kansas          10,992                                                                                             10,992   0.68%
 6 Louisiana                                       10,808                                                             10,808   0.67%
 7 Mississippi      6,972                                     4,380                                                   11,352   0.70%
 8 Missouri                    5,620    12,432                                                                        18,052   1.12%
 9 Nevada          45,195                                                                                             45,195   2.80%
10 Pennsylvania     4,928      4,962               10,340                                                 $  2,888    23,118   1.43%
11 Tennessee       56,757      8,902               14,696                                                             80,355   4.98%
12 Texas           28,077                          27,872                                                             55,949   3.47%
13 Virginia        29,740      3,291               12,459                                                             45,490   2.82%
14 Wyoming         18,264                                                                                             18,264   1.13%
                 --------------------------------------------------  ---------------------------------------------------------------
    TOTAL OPER.
    PROPERTIES    290,829     45,137   113,727     84,663     4,380        --       --       --       --     2,888   541,624  33.59%
                 --------------------------------------------------  ---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     SAME FACILITY NOI GROWTH FOR OPERATING PROPERTIES:  3.0%
------------------------------------------------------------------------------------------------------------------------------------

MASTER LEASES

 1 Alabama       $ 43,917                                  $ 11,488  $  4,370           $17,722                     $ 77,497   4.81%
 2 Arizona          5,274                                                      $ 2,874                                 8,148   0.51%
 3 Arkansas                                                   3,055                                                    3,055   0.19%
 4 California      29,291  $   8,363                          1,046                                       $ 12,688    51,388   3.19%
 5 Colorado                                                             4,967   21,441                                26,408   1.64%
 6 Connecticut                                                         12,189                                         12,189   0.76%
 7 Florida         39,821     45,858  $  3,272  $   1,448     9,555    21,869   10,206   11,703                      143,732   8.91%
 8 Georgia                     5,427                          1,595    10,079                                         17,101   1.06%
 9 Illinois                   11,939                          1,486                                                   13,425   0.83%
10 Indiana                                                                       3,640                                 3,640   0.23%
11 Kansas                                                                        7,593                                 7,593   0.47%
12 Massachusetts              19,838                                                                                  19,838   1.23%
13 Michigan                                                                     21,912                                21,912   1.36%
14 Mississippi                                                          3,474                                          3,474    .22%
15 Missouri                             16,370                4,570     6,250   11,139                      13,859    52,188   3.24%
16 Nevada           7,034                                     3,801                                                   10,835   0.67%
17 New Jersey                                                          19,047                                         19,047   1.18%
18 North Carolina                                                       3,982                                          3,982   0.25%
19 Ohio                                                                 4,612                                          4,612   0.29%
20 Oklahoma                                                                     13,341                                13,341   0.83%
21 Pennsylvania                                                        32,179   21,765  113,867                      167,811  10.41%
22 Tennessee        3,139      2,611                                    3,874    8,335                                17,959   1.11%
23 Texas           39,695     17,314    22,224      1,976              28,895   19,466   13,203  $43,680     6,023   192,476  11.94%
24 Virginia        22,994                           1,941     2,166    17,675   37,218                                81,994   5.09%
25 Wyoming                                                              6,990                                          6,990   0.43%
                 --------------------------------------------------  ---------------------------------------------------------------
    TOTAL MASTER
    LEASES        191,165    111,350    41,866      5,365    38,762   180,452  178,930  156,495   43,680    32,570   980,635  60.82%
                 --------------------------------------------------  ---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     SAME FACILITY NOI GROWTH FOR MASTER LEASES:         2.3%
------------------------------------------------------------------------------------------------------------------------------------

    Corporate
    Property                                                                                                           4,088   0.25%
                 --------------------------------------------------  ---------------------------------------------------------------

    TOTAL EQUITY
     INVESTMENTS $481,994  $ 156,487  $155,593  $  90,028  $ 43,142  $180,452 $178,930 $156,495  $43,680  $ 35,458 $1,526,347 94.66%
                 ==================================================  ===============================================================

------------------------------------------------------------------------------------------------------------------------------------
Wtd Avg
Depreciable
Life (yrs):          36.3       33.2      33.5       34.8      35.4      32.2     35.1     34.8     31.6      34.6      34.5
Wtd Avg Period
Held (yrs):           6.4        5.7       5.6        5.4       6.3       4.1      6.0      4.7      4.9       6.1       5.6
------------------------------------------------------------------------------------------------------------------------------------

MORTGAGES
 1 Arizona                                                           $  4,661                             $ 16,752  $ 21,413   1.33%
 2 California                                                           4,949                                          4,949   0.31%
 3 Florida                                                             11,494                    $22,511              34,005   2.11%
 4 Georgia                                                              1,102                                          1,102   0.07%
 5 Idaho                                                                4,701                                          4,701   0.29%
 6 Michigan                                                                    $ 1,554                                 1,554   0.10%
 7 Oregon                                                               2,763                                          2,763   0.17%
 8 South Carolina                                                       2,921                                          2,921   0.18%
 9 Tennessee                                                                    12,094                                12,094   0.75%
10 Texas                   $     561                                                                                     561   0.03%
                 --------------------------------------------------  ---------------------------------------------------------------
    TOTAL MTG.
    INVESTMENTS  $     --  $     561  $     --  $      --  $     --  $ 32,591  $13,648  $    --  $22,511  $ 16,752  $ 86,063   5.34%
                 ==================================================  ===============================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                     SAME FACILITY NOI GROWTH FOR MORTGAGES:             1.6%
------------------------------------------------------------------------------------------------------------------------------------

    TOTAL
    INVESTMENTS  $481,994  $ 157,048  $155,593  $  90,028  $ 43,142  $213,043  $192,578 $156,495 $66,191 $ 52,210 $1,612,410 100.00%
                 ==================================================  ===============================================================

    PERCENT OF
    $ INVESTED    29.969%     9.765%    9.674%     5.598%    2.682%   13.246%  11.974%   9.730%   4.116%    3.246%   100.00%
                 ==================================================  ===============================================================

    NUMBER OF
    PROPERTIES         57         29        13         12        12        39       36        9        6         5       218
                 ==================================================  ===============================================================

    NUMBER OF
    BEDS                                                                2,951    3,720      759    1,193       374     8,997
                                                                     ===============================================================

(1)   3 facility types <2% each.
(2)   4 facility types <2% each.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                    PAGE 5 OF 13

6)    INVESTMENT BY OPERATOR/SIGNIFICANT TENANT

                                         Number
                                           of                 Number              Total
                                          Real       (1)        of                Number
                                         Estate      Real     Mortgage  Mortgage    of        (1)
                                         Proper-    Estate    Proper-    Inves-   Proper-    Total     Commit-
                                          ties    Investment   ties      tment     ties    Investment   ments      Total    Percent
                                         ------------------------------------------------------------------------------------------
PUBLIC OR INVESTMENT GRADE OPERATORS/
 SIGNIFICANT TENANTS
-------------------------------------
       1 Healthsouth                        27      $276,676                         27      $276,676              $276,676  16.81%
       2 HCA                                23       203,138                         23       203,138               203,138  12.34%
       3 Tenet Healthcare Corporation       12       101,003                         12       101,003               101,003   6.14%
       4 Emeritus Corporation               12        72,975                         12        72,975                72,975   4.43%
       5 Baptist Memorial Healthcare
         Corporation                         5        56,058                          5        56,058  $ 7,259       63,317   3.85%
       6 Integrated Health                   3        37,133                          3        37,133                37,133   2.26%
       7 Baylor Health Systems               1         3,029                          1         3,029   26,389       29,418   1.79%
       8 Methodist Healthcare System         4        26,485                          4        26,485                26,485   1.61%
       9 Triad Hospitals, Inc.               4        22,934                          4        22,934                22,934   1.39%
      10 MedCath Corporation                 1         3,612      1      $16,753      2        20,365                20,365   1.24%
      11 Ephrata Community Hospital          3        20,231                          3        20,231                20,231   1.23%
      12 Psychiatric Solutions, Inc.         2        19,881                          2        19,881                19,881   1.21%
      13 United Medical Center               1        18,264                          1        18,264                18,264   1.11%
      14 KS Management Services              1        17,314                          1        17,314                17,314   1.05%
   15-27 13 Operators With Less than 1%
         Each                               21       119,573      0           --     21       119,573       --      119,573   7.26%
                                         ------------------------------------------------------------------------------------------
                                           120      $998,306      1      $16,753    121    $1,015,059  $33,648   $1,048,707  63.72%
                                         ------------------------------------------------------------------------------------------
OTHER OPERATORS/SIGNIFICANT TENANTS
-----------------------------------
      28 Life Care Centers of America       12       $82,998      2       $9,213     14       $92,211               $92,211   5.60%
      29 HRT Multi-tenant                    7        63,706                          7        63,706                63,706   3.87%
      30 Summerville Senior Living           5        53,105                          5        53,105                53,105   3.23%
      31 Lewis-Gale Clinic, LLC              8        45,491                          8        45,491                45,491   2.76%
      32 Senior Lifestyles                   4        43,680                          4        43,680                43,680   2.65%
      33 Kerlan-Jobe Orthopaedic Clinic      1        32,450                          1        32,450                32,450   1.97%
      34 Melbourne Internal Medicine         4        28,554                          4        28,554                28,554   1.74%
      35 Generations Management
         Services, LLC                       6        23,184                          6        23,184                23,184   1.41%
      36 Aston Care Systems, Inc.                                 2       22,511      2        22,511                22,511   1.37%
37-60 24 Operators With Less than 1%
         Each                               36       150,785      10      37,586     46       188,371       --      188,371  11.44%
                                         ------------------------------------------------------------------------------------------
                                            83      $523,953      14     $69,310     97    $  593,263  $    --   $  593,263  36.03%
                                         ------------------------------------------------------------------------------------------
         Corporate Property                            4,088                                    4,088                 4,088   0.25%
                                         ------------------------------------------------------------------------------------------
                                           203    $1,526,347      15     $86,063    218    $1,612,410  $33,648   $1,646,058 100.00%
                                         ==========================================================================================

      (1)   Includes construction in progress.

7)    SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                         Number of Properties                     Owned
                     -----------------------------    -------------------------------   Third Party
                             Third   Mort-              Not     Construction              Property
                     Owned   Party   gages   Total    Managed   In Progress   Managed    Management   Mortgages      Total   Percent
                     -----------------------------    ------------------------------------------------------------------------------
 1 Alabama             10                      10      507,530                                                      507,530    3.92%
 2 Arizona              4               2       6       74,507                  75,621                   60,078     210,206    1.62%
 3 Arkansas             1                       1       11,963                                                       11,963    0.09%
 4 California          12       1       1      14      256,144                 385,133       29,504      50,000     720,781    5.57%
 5 Colorado             3                       3      225,764                                                      225,764    1.74%
 6 Connecticut          1      31              32       59,387                              248,563                 307,950    2.38%
 7 Florida             34      68       4     106      771,896                 711,501    1,154,680     942,807   3,580,884   27.67%
 8 Georgia              6               1       7      129,850                  58,030                   40,000     227,880    1.76%
 9 Idaho                0               1       1           --                                           29,118      29,118    0.22%
10 Illinois             2                       2      115,100                                                      115,100    0.89%
11 Indiana              1                       1       29,500                                                       29,500    0.23%
12 Kansas               2                       2       57,035                  70,908                              127,943    0.99%
13 Louisiana            2                       2                              119,532                              119,532    0.92%
14 Massachusetts        3                       3      141,027                                                      141,027    1.09%
15 Michigan             8               1       9      315,227                                           49,408     364,635    2.82%
16 Mississippi          3       3               6       25,000                  94,987       78,091                 198,078    1.53%
17 Missouri            10                      10      201,167                 106,146                              307,313    2.37%
18 Nevada               3                       3       43,579                 198,064                              241,643    1.87%
19 New Jersey           2                       2      110,844                                                      110,844    0.86%
20 North Carolina       1                       1       33,181                                                       33,181    0.26%
21 Ohio                 1                       1       33,181                                                       33,181    0.26%
22 Oklahoma             5                       5      139,216                                                      139,216    1.08%
23 Oregon               0               1       1                                                        80,429      80,429    0.62%
24 Pennsylvania        20                      20      722,053                  90,694                              812,747    6.28%
25 South Carolina       0               1       1                                                        23,000      23,000    0.18%
26 Tennessee           15       5       2      22      133,471      60,000     501,568      291,244     142,191   1,128,474    8.72%
27 Texas               28               1      29    1,097,527     165,000     540,580                   41,515   1,844,622   14.25%
28 Virginia            24                      24      527,705                 461,673      111,998               1,101,376    8.51%
29 Wyoming              2       1               3       29,851                 139,647                              169,498    1.31%
                     -----------------------------   -------------------------------------------------------------------------------
  TOTAL SQUARE FEET                                  5,791,705     225,000   3,554,084    1,914,080   1,458,546  12,943,415  100.00%
                                                     ===============================================================================
  TOTAL PROPERTIES     203    109       15    327
                     =============================

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                    PAGE 6 OF 13

8)    SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                                        Owned
                                         -------------------------------------  Third Party
                                           Not       Construction                 Property
                                         Managed      In Progress    Managed     Management     Mortgages       Total       Percent
                                         -------------------------------------   --------------------------------------------------
Ancillary Hospital Facility              1,163,704      165,000     2,075,376                                 3,404,080      26.30%
Medical Office Buildings                    42,932       60,000       503,621     1,884,576                   2,491,129      19.25%
Assisted Living Facilities               1,081,573                                                380,707     1,462,280      11.30%
Skilled Nursing Facilities               1,266,751                                                191,599     1,458,350      11.27%
Independent Living Facilities              308,742                                                835,147     1,143,889       8.84%
Physician's Clinics                        707,733                    259,313                      41,515     1,008,561       7.79%
Comprehensive Ambulatory Care Centers      115,857                    678,823                                   794,680       6.14%
Inpatient Rehab Hospitals                  643,383                                                              643,383       4.97%
Other Outpatient Facilities                244,689                     36,951                                   281,640       2.18%
Other Inpatient Facilities                 216,341                                   29,504         9,578       255,423       1.97%
                                         -------------------------------------    -------------------------------------------------
TOTAL SQUARE FEET                        5,791,705      225,000     3,554,084     1,914,080     1,458,546    12,943,415     100.00%
                                         =====================================    =================================================
PERCENT OF TOTAL SQUARE FOOTAGE              44.75%        1.74%        27.46%        14.79%        11.27%       100.00%
                                         =====================================    ======================================
TOTAL NUMBER OF PROPERTIES                     141            2            60           109            15           327
                                         =====================================    ======================================

9)    SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                                Owned
                                                   ---------------------------------  Third Party
                                                     Not      Construction              Property
                                                   Managed    In Progress   Managed    Management    Mortgages     Total     Percent
                                                   ---------------------------------  ----------------------------------------------
PUBLIC OR INVESTMENT GRADE OPERATOR/
SIGNIFICANT TENANT
------------------------------------
    1 HCA                                            523,203                 690,727    1,096,857                2,310,787    17.85%
    2 Healthsouth                                  1,124,390                 136,625                             1,261,015     9.74%
    3 Baptist Memorial Healthcare Corporation                     60,000     365,584      369,335                  794,919     6.14%
    4 Tenet Healthcare Corporation                   258,485                 362,316       61,227                  682,028     5.27%
    5 Emeritus Corporation                           502,119                                                       502,119     3.88%
    6 Stamford Health Systems                                                             248,563                  248,563     1.92%
    7 Methodist Healthcare System                                            222,688                               222,688     1.72%
    8 Baylor Health Systems                                      165,000                                           165,000     1.27%
    9 Integrated Health                              153,660                                                       153,660     1.19%
   10 Psychiatric Solutions, Inc.                    153,341                                                       153,341     1.18%
   11 Triad Hospitals, Inc.                          146,971                                                       146,971     1.14%
   12 United Medical Center                                                  139,647                               139,647     1.08%
   13 Labcorp of America                             129,294                                                       129,294     1.00%
14-28 15 Operators with Square Feet Less Than 1%     466,471          --     484,459           --       9,578      960,508     7.42%
                                                   ---------------------------------  ----------------------------------------------
      TOTAL                                        3,457,934     225,000   2,402,046    1,775,982       9,578    7,870,540    60.81%
                                                   ---------------------------------  ----------------------------------------------
OTHER OPERATOR/SIGNIFICANT TENANT
---------------------------------
   29 Aston Care Systems, Inc                                                                         835,147      835,147     6.45%
   30 Life Care Centers of America                   620,527                                          131,813      752,340     5.81%
   31 Lewis-Gale Clinic, LLC                                                 461,673                               461,673     3.57%
   32 HRT Multi-tenant                                26,000                 385,562                               411,562     3.18%
   33 Senior Lifestyles                              308,742                                                       308,742     2.39%
   34 Summerville Senior Living                      292,231                                                       292,231     2.26%
   35 Centennial Healthcare Corporation              151,172                                                       151,172     1.17%
   36 Melbourne Internal Medicine                    140,125                                                       140,125     1.08%
   37 HSI                                            139,216                                                       139,216     1.08%
   38 Prestige Care                                                                                   129,618      129,618     1.00%
39-63 25 Operators with Square Feet Less Than 1%     655,758          --     304,803      138,098     352,390    1,451,049    11.21%
                                                   ---------------------------------  ----------------------------------------------
      TOTAL                                        2,333,771          --   1,152,038      138,098   1,448,968    5,072,875    39.19%
                                                   ---------------------------------  ----------------------------------------------
      TOTAL SQUARE FEET                            5,791,705     225,000   3,554,084    1,914,080   1,458,546   12,943,415   100.00%
                                                   =================================  ==============================================

10)   ASSISTED LIVING FACILITY OCCUPANCY

                                                  ALF Revenue
                                                 For the Three          % of ALF
                                Number of        Months Ended          Revenue to
          Occupancy             Facilities         06/30/03           Total Revenue
         --------------------------------------------------------------------------
           0% to 24.9%                  0                 $0                0.0%
          25% to 49.9%                  0                  0                0.0%
          50% to 69.9%                  6                772                1.6%
          70% to 84.9%                 10              1,283                2.6%
         85% to 100.0%                 23              2,749                5.7%
                                ------------------------------------------------
                                       39             $4,804                9.9%
                                ================================================


NOTE: Occupancy rates are generally as of March 31, 2003 and revenues are for the three months ended June 30, 2003.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                    PAGE 7 OF 13

11)   LEASE/MORTGAGE MATURITY SCHEDULE

      A)    LEASES

                                                                                        Weighted
                                           Number of                                     Average
                                          Operating      Estimated      Percent of      Remaining
                           Number of       Property      Annualized     Annualized        Lease
                         Master Leases      Leases       Net Revenue    Net Revenue    Term (Years)
               ------------------------------------------------------------------------------------

               2003            7               30           $ 6,285          3.87%           0.01
               2004           11               49            11,499          7.09%           0.07
               2005            4               81             7,973          4.91%           0.08
               2006            3               66             8,128          5.01%           0.15
               2007           12               31             9,103          5.61%           0.26
               2008           14               27            16,870         10.40%           0.55
               2009           24                9            24,100         14.86%           1.00
               2010           15                5            13,231          8.16%           0.70
               2011            7               14            15,744          9.70%           0.54
               2012            8                3             8,150          5.02%           0.43
               2013           22                7            22,746         14.02%           1.39
               2014            1                6             1,891          1.17%           0.08
               2015            8                0             5,504          3.39%           0.43
         After 2015            5               10            11,008          6.79%           1.38
               ----------------------------------------------------------------------------------
      TOTAL                  141              338          $162,232        100.00%           7.07
               ==================================================================================

               NUMBER OF PROPERTIES REPRESENTED:                              203

      B)    MORTGAGES

                                                                             Weighted
                                                                              Average
                                               Estimated     Percent of      Remaining
                                  Number of    Annualized    Annualized       Mortgage
                                  Mortgages    Net Revenue   Net Revenue    Term (Years)
                                  ------------------------------------------------------
                      2003            4          $1,553         16.42%           0.01
                      2004            1           1,611         17.03%           0.25
                      2005            3             764          8.08%           0.22
                      2006            3           3,185         33.67%           1.07
                      2007            0              --          0.00%           0.00
                      2008            2             848          8.96%           0.42
                      2009            1             540          5.71%           0.38
                      2010            0              --          0.00%           0.00
                      2011            0              --          0.00%           0.00
                      2012            0              --          0.00%           0.00
                      2013            1             959         10.14%           0.73
                      2014            0              --          0.00%           0.00
                After 2014            0              --          0.00%           0.00
                                  ----------------------------------------------------
                TOTAL                15          $9,460        100.00%           3.08
                                  ====================================================

12)   CONSTRUCTION IN PROGRESS - AS OF JUNE 30, 2003

                                                           Investment     Remaining         Total
        Operator                            Properties      Balance       Commitment    Real Estate (1)
        ------------------------------      -----------------------------------------------------------
        Baptist Collierville                    1            $3,648         $ 7,259         $10,907
        Baylor Medical Center at Plano          1             3,029          26,389          29,418
                                            --------------------------------------------------------
        TOTAL                                   2            $6,677         $33,648         $40,325
                                            ========================================================

            Percentage of construction in progress to total investment portfolio:              0.41%
                                                                                            ========

(1)   Projected Timing of Conversion to Revenue Producing Assets:

                       2003                            2004                         2005
                       ------------------------------------------------------------------
                       QTR 4       QTR 1        QTR 2      QTR 3       QTR 4       QTR 1        Total
                       -------------------------------------------------------------------------------
                        $0          $0         $10,907      $0           $0       $29,418      $40,325
                       ===============================================================================

(2) During the three and six months ending June 30, 2003, the Company capitalized interest in the amount of $226 and $387, respectively.

(3)   Developments announced, but construction has not yet commenced:

                                      Approximate       Estimated     Estimated
                Project                Commitment         Start       Completion
                -------               ------------------------------------------
            Baylor/Irving                21,234           Q4-03         Q1-05
                                      ---------
                      TOTAL             $21,234
                                      =========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                    PAGE 8 OF 13

13)   LONG-TERM DEBT INFORMATION - AS OF JUNE 30, 2003

      A)    BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                      Balance      Effective Rate
                                                     -----------------------------------
      Fixed Rate Debt:
              Senior Notes due 2006                  $ 70,000         9.49%
              Senior Notes due 2011, net              318,028        7.218%                 See Note (C)
              Mortgage Notes Payable                   70,578  Range from 7.22% to 7.76%    See Note (D)
              Other Note Payable                        2,917         7.53%
                                                     --------
                                                      461,523
                                                     --------
      Variable Rate Debt:  (See Note C)
              Unsecured Credit Facility due 2004       97,000  1.15% over LIBOR             See Note (E)
                                                     --------
                                                       97,000
                                                     --------
                                           TOTAL     $558,523
                                                     ========

      B)    FUTURE MATURITIES:

                                                                                                           2008
                                                      2003        2004       2005     2006      2007     and After       Total
                                                     --------------------------------------------------------------------------
      Fixed Rate Debt:
              Senior Notes due 2006                  $   --    $ 20,300    $20,300   $29,400   $   --    $     --      $ 70,000
              Senior Notes due 2011, net                804       1,697      1,822     1,956    2,099     309,650       318,028
              Mortgage Notes Payable                  1,783      18,832      3,748     4,037    4,348      37,830        70,578
              Other Note Payable                        584       1,166      1,167        --       --          --         2,917
      Variable Rate Debt:
              Unsecured Credit Facility due 2004         --      97,000         --        --       --          --        97,000
                                                     --------------------------------------------------------------------------
                                                     $3,171    $138,995    $27,037   $35,393   $6,447    $347,480      $558,523
                                                     ==========================================================================


      C) In May 2001, the Company sold at a discount $300 million principal amount of unsecured 8.25% Senior Notes due May 2011. The notes were priced to yield 8.202%. In June 2001, the Company entered into interest rate swap agreements totaling $125 million to offset changes in the fair value of $125 million of the notes. The Company paid interest at the equivalent rate of 1.99% over six month LIBOR. In March 2003, these interest rate swap agreements were terminated and new swaps were entered into under terms identical to those of the old swaps except that the equivalent rate is now 4.12% over six month LIBOR. The Company received cash equal to the fair value of the terminated swaps of $18.4 million. The fair value of the terminated swaps are combined with the principal balance of the senior notes on the balance sheet. The fair value gain of $18.4 million will be amortized against interest expense over the remaining term of the notes offsetting the increase in the spread over LIBOR. The fair value of the swaps entered into in March 2003 are also combined with the principal balance of the senior notes on the balance sheet.

      D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are wholly owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

      E) In July 2001, the Company entered into a $150 million Unsecured Credit Facility due 2004 with six banks. The Unsecured Credit Facility due 2004, matures in July 2004, is priced at 1.15% over LIBOR, and has a 0.2% facility fee.

      F)    CREDIT RATING:

            Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2006 and 2011.

            Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2006 and 2011.

            Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2006 and 2011.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                    PAGE 9 OF 13

14)   DIVIDEND HISTORY (DOLLARS NOT ROUNDED TO THOUSANDS)

      A)    COMMON STOCK

                                                                           Increase
                                                                          From Prior
             Operating Period           Payment Date         Amount         Quarter        Annualized
             ----------------------------------------------------------------------------------------
             First Quarter 1998          May 18, 1998         0.515          0.005            2.06
             Second Quarter 1998        Aug. 17, 1998         0.520          0.005            2.08
             Third Quarter 1998         Nov. 16, 1998         0.525          0.005            2.10
             Fourth Quarter 1998        Feb. 15, 1999         0.530          0.005            2.12

             First Quarter 1999          May 17, 1999         0.535          0.005            2.14
             Second Quarter 1999        Aug. 16, 1999         0.540          0.005            2.16
             Third Quarter 1999         Nov. 16, 1999         0.545          0.005            2.18
             Fourth Quarter 1999        Feb. 16, 2000         0.550          0.005            2.20

             First Quarter 2000          May 17, 2000         0.555          0.005            2.22
             Second Quarter 2000        Aug. 16, 2000         0.560          0.005            2.24
             Third Quarter 2000          Dec. 6, 2000         0.565          0.005            2.26
             Fourth Quarter 2000         Mar. 7, 2001         0.570          0.005            2.28

             First Quarter 2001          June 7, 2001         0.575          0.005            2.30
             Second Quarter 2001        Sept. 6, 2001         0.580          0.005            2.32
             Third Quarter 2001          Dec. 6, 2001         0.585          0.005            2.34
             Fourth Quarter 2001         Mar. 6, 2002         0.590          0.005            2.36

             First Quarter 2002          June 6, 2002         0.595          0.005            2.38
             Second Quarter 2002        Sept. 5, 2002         0.600          0.005            2.40
             Third Quarter 2002          Dec. 5, 2002         0.605          0.005            2.42
             Fourth Quarter 2002         Mar. 6, 2003         0.610          0.005            2.44

             First Quarter 2003          June 5, 2003         0.615          0.005            2.46
             Second Quarter 2003        Sept. 4, 2003         0.620          0.005            2.48

      B)    PREFERRED STOCK

            On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Prior to the redemption, the Company made quarterly cash distributions on the Preferred Stock at an annualized rate of $2.22 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.

      C)    INFORMATION REGARDING TAXABLE STATUS OF 2002 CASH DISTRIBUTIONS

                                                           Cash           Taxable                          Total
                                                       Distribution      Ordinary       Return of        Capital
                                                         Per Share       Dividend        Capital           Gain
                                                       ----------------------------------------------------------
                   HR COMMON                             $2.390000       $1.996949      $0.054659       $0.338392
                   CUSIP # 421946104

                   HR 8.875% SERIES A PREFERRED          $1.853030       $1.597600      $      --       $0.255430
                   CUSIP # 421946203

            NOTE: On May 28, 2003 the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("JGTRRA") was signed into law which, as part of an effort to correct the effects of double taxation of certain corporate dividends, included a measure to lower the tax rate on dividends paid to shareholders. However, dividends paid by REITs have not historically been subject to this double taxation and therefore, the lower rate applied to dividends in the new law will not apply to the dividends paid by the Company. The dividends paid by the Company will continue to be taxed at the current ordinary income rates of the taxpayer.

            Additionally, the JGTRRA lowered the capital gains rates. These capital gain rate reductions apply to shareholders with any type of capital gain, including those that are created by a REIT. Therefore, these lower rates will apply to capital gains of the Company which any shareholder may have.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                   PAGE 10 OF 13

15)   COMMON SHARES INFORMATION

      The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                              FOR THE THREE MONTHS                FOR THE SIX MONTHS
                                                                  ENDED JUNE 30,                     ENDED JUNE 30,
                                                           ----------------------------------------------------------------
                                                             2003              2002             2003              2002
                                                           ----------------------------------------------------------------
TOTAL COMMON SHARES OUTSTANDING                            42,041,430       41,941,158        42,041,430        41,941,158
                                                           ============================       =============================
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                 42,024,071       41,911,126        41,983,099        41,820,392
           Actual Restricted Stock Shares                  (1,118,354)      (1,258,980)       (1,118,354)       (1,258,980)
                                                           ----------------------------       -----------------------------
DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO      40,905,717       40,652,146        40,864,745        40,561,412

           Restricted Shares - Treasury                       696,183          765,027           702,127           782,022
           Dilution for Convertible Debentures                      0                0                 0                 0
           Dilution for Employee Stock Purchase Plan           33,451           95,110            43,846           113,259
                                                           ----------------------------       -----------------------------
DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO    41,635,351       41,512,283        41,610,718        41,456,693
                                                           ============================       =============================

Note 1: As of June 30, 2003, HR had approximately 1,776 shareholders of record.

16)   BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF JUNE 30,
      2003

      OFFICERS                           Owned         Restricted (1)     Reserved (2)      Options         Total
      ------------------------------------------------------------------------------------------------------------
      David R. Emery                    144,800 (3)        701,180           112,500              0        958,480
      Roger O. West                       5,832            365,735            55,000              0        426,567
      Scott W. Holmes                     1,418              4,398                 0              0          5,816
      J.D. Carter Steele                  3,594              4,614                 0              0          8,208

      Other Officers as a group          19,066             37,318                 0              0         56,384

      Directors as a group               47,672              3,000                 0              0         50,672
                                        --------------------------------------------------------------------------
      TOTAL                             222,382          1,116,245           167,500              0      1,506,127
                                        ==========================================================================

      (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

      (2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

      (3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

17)   INSTITUTIONAL HOLDINGS AS OF MARCH 31, 2003

      A)   Institutional Shares Held:                   20,797,188       (Source: Form 13F Filings)
                                                       ===========
      B)   Number of Institutions:                             169
                                                       ===========
      C)   Percentage of Common Shares Outstanding:          49.49%
                                                       ===========

18)   BOOK VALUE PER COMMON SHARE

        Total Stockholders' Equity                     $   895,224

        Total Common Shares Outstanding                 42,041,430
                                                       ===========
        Book Value Per Common Share                    $     21.29
                                                       ===========

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                   PAGE 11 OF 13

19)   OTHER CORPORATE INFORMATION

      A)    CORPORATE HEADQUARTERS:

              HEALTHCARE REALTY TRUST INCORPORATED
              HEALTHCARE REALTY SERVICES INCORPORATED
              3310 West End Avenue, Suite 700
              Nashville, TN 37203
              Phone: 615-269-8175
              Fax:  615-269-8461
              E-mail:  hrinfo@healthcarerealty.com

            OTHER OFFICES:

              Central Regional Office-Georgia
              Eastern & Mid-Atlantic Regional Office-Virginia
              Western Regional Office-California

      B)    STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

              Security Description             Stock Exchange           Symbol     CUSIP Number
            -----------------------------------------------------------------------------------
            Common Stock                  New York Stock Exchange          HR       421946104
            Senior Notes due 2011         OTC                              HR       421946AE4

      C)    WEB SITE:

            www.healthcarerealty.com



      D)    CORPORATE OFFICERS:

            HEALTHCARE REALTY TRUST INCORPORATED
            David R. Emery, Chairman of the Board and Chief Executive Officer Roger O. West, Executive Vice President and General Counsel
            Scott W. Holmes, Senior Vice President and Chief Financial Officer
            J. D. Carter Steele,  Senior Vice President and Chief Operating
                Officer
            Eric W. Fischer, Senior Vice President / Real Estate Investments Fredrick M. Langreck, Senior Vice President / Treasurer
            John M. Bryant, Jr., Vice President/Assistant General Counsel
            Donald L. Husi, Vice President / Senior Living Asset Administration Leigh Ann Stach, Vice President / Financial Reporting and Controller
            B. Douglas Whitman, Vice President / Real Estate Investments
            Brince R. Wilford, Associate Vice President / Real Estate
                Investments
            Rita H. Todd,  Corporate Secretary

            HEALTHCARE REALTY SERVICES INCORPORATED
            B. Bart Starr,  Chairman of the Board
            Thomas M. Carnell, Vice President / Design & Construction Gilbert T. Irvin, Vice President / Operations
            Anne C. Sanborn, Vice President / Project Development Services



      E)    BOARD OF DIRECTORS:

            David R. Emery, Chairman of the Board and Chief Executive Officer,
                Healthcare Realty Trust Incorporated
            Errol L. Biggs, Ph.D., Director - Center for Health Administration,
                University of Colorado (Healthcare Academician)
            C. Raymond Fernandez, M.D., Chief Executive Officer and Chief
                Medical Officer, Piedmont Clinic (Physician)
            Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
                (Healthcare Architect)
            Marliese E. Mooney (Hospital Operations Consultant)
            Edwin B. Morris III, Managing Director, Morris & Morse
                (Real Estate Finance Executive)
            J. Knox Singleton, Chief Executive Officer, INOVA Health Systems
                (Healthcare Provider Executive)
            Dan S. Wilford, retired President and Chief Executive Officer,
                Memorial Hermann Healthcare System (Healthcare Provider
                Executive)

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                   PAGE 12 OF 13

      F)    PROFESSIONAL AFFILIATIONS:

            INDEPENDENT PUBLIC AUDITORS
            Ernst & Young LLP
            Suntrust Center
            424 Church Street, Suite 1100
            Nashville, TN  37219

            TRANSFER AGENT
            EquiServe
            P.O. Box 43010
            Providence, RI 02940-3010
            Phone: 781-575-3400

      G)    DIVIDEND REINVESTMENT PLAN:

            Through the Company's transfer agent, EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

      H)    DIRECT DEPOSIT OF DIVIDENDS:

            Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

      I)    ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

            A.G. Edwards & Sons, Inc.       David AuBuchon  (314) 955-5452
            Banc of America Securities      Gary Taylor (212) 847-5174
            Legg Mason Wood Walker Inc.     Jerry Doctrow  (410) 454-5142
            Prudential Securities, Inc.     Jim Sullivan (212) 778-2515
            Wachovia Securities, Inc.       Stephen Swett (212) 909-0954

      J)    PROJECTED DATES FOR 2003 DIVIDEND AND EARNINGS PRESS RELEASES:

                                               DIVIDEND           EARNINGS
                                               --------           --------
            Third Quarter 2003            October 28, 2003     October 31, 2003
            Fourth Quarter 2003           January 27, 2004     January 30, 2004

            NOTE: A conference call will be scheduled at 9:00 AM Central Time the morning of the earnings press release.

      K)    INVESTOR RELATIONS:

            Healthcare Realty Trust Incorporated
            3310 West End Avenue, Suite 700
            Nashville, TN  37203
            Attention:  Bethany A. Mancini
            Phone:  615-269-8175
            Fax:  615-269-8461
            E-mail:  BMancini@healthcarerealty.com

        In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December
        31, 2002. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2003                                   PAGE 13 OF 13